SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2018

ORGANIC AGRICULTURAL COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-226810	82-5442097
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

6th Floor A, Chuangxin Yilu, No. 2305, Technology Chuangxincheng, Gaoxin Jishu Chanye Technology Development District, Harbin City. Heilongjiang Province, China 150090
(Address of principal executive offices) (Zip Code)

86 (0451) 5862-8171
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 2, 2018 the Board of Directors of Organic Agricultural Company Limited dismissed TAAD LLP from its position as the principal independent accountant for Organic Agricultural Company Limited. There is no audit committee of the Board of Directors.

The audit report of TAAD LLP on Organic Agricultural Company Limited’s financial statements for the years ended March 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion or qualification. TAAD LLP did not, during the applicable periods, advise Organic Agricultural Company Limited of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to November 2, 2018, there was no disagreement between Organic Agricultural Company Limited and TAAD LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused TAAD LLP to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Organic Agricultural Company Limited has requested TAAD LLP to furnish a letter addressed to the Securities Exchange Commission stating whether or not TAAD LLP agrees with the statements in this 8-K. A copy of the letter is filed as an exhibit to this 8-K.

On November 2, 2018, Organic Agricultural Company Limited retained the firm of Wei, Wei & Co., LLP to serve as its principal independent accountant. At no time during the past two fiscal years or any subsequent period prior to November 2, 2018 did Organic Agricultural Company Limited consult with Wei, Wei & Co., LLP regarding any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K, any “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, or the type of audit opinion that might be rendered for Organic Agricultural Company Limited

Item 9.01	Financial Statements and Exhibits

Exhibits

16.	Letter from TAAD LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC AGRICULTURAL COMPANY LIMITED

Dated: November 6, 2018	By:	/s/ Xun Jianjun
Xun Jianjun
Chief Executive Officer

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